                                                                    EXHIBIT 10.8



[DICK ENGINEERING]                                        Dick Engineering Inc.
                                                          Suite 500
                                                          One Concorde Gate
                                                          Toronto, Ontario
                                                          M3C 3N6

REQUISITION NO 1001                                       Telephone 416.391.2322
                                                          TELEFAX 416.391.3133


TO (SELLER)                                     PROJECT
Recard S.p.A Tissue Machines                    Paper Machine No. 4
55019 Villa Basilica
Lucca, Italy                                    OWNER
                                                Orchids Paper Products Company
Telephone 39.0572.43067
Telefax 30.0572.43011                           ORDER DATE
                                                Feb 8/05
Attn: Mauro Michelini
                                                ORDER SENT VIA
DELIVER TO (BUYER)                              e-mail
Orchids Paper Products Company
4826 Hunt Street                                DELIVERY REQUIRED BY
Mid-America Industrial Park                     see below
Pryor, OK 74361-9539
                                                SHIP VIA
Telephone 918.825.0616                          sea and truck
Telefax 918.825.6239
                                                FOB POINT
Attn: Michael Sage                              4826 Hunt Street, Pryor, OK

COPIES TO (INDICATE W/ATTACH WHERE APPLICABLE)  FUNDS
D. Luxmore                                      Euro
File 1.04.058.3.2.6
                                                TERMS OF PAYMENT
                                                see below

--------- ------- ------------------------------------------------------------- --------------- ---------------
ITEM      QTY     DESCRIPTION                                                       UNIT PRICE      ITEM PRICE
--------- ------- ------------------------------------------------------------- --------------- ---------------
A         1 lot   Base machine                                                           [***]            [***]
--------- ------- ------------------------------------------------------------- --------------- ---------------
B         1 lot   Spare parts including:                                           included in     included in
                  1- suction press roll complete with supports and bearings             item A          item A
                  1- felt roll
                  1- wire roll
                  1- bearing for suction press roll
                  1- bearing for Yankee cylinder
                  1- rotation joint for steam inlet and condensate discharge
--------- ------- ------------------------------------------------------------- --------------- ---------------
C         1 lot   Stairs and walkways complete in AISI 316                               [***]           [***]
--------- ------- ------------------------------------------------------------- --------------- ---------------
D         1 lot   Approach flow system including, fan pump, primary screen,              [***]           [***]
                  secondary screen, polished approach flow pipe and broke
                  pulper
--------- ------- ------------------------------------------------------------- --------------- ---------------
E         1 lot   DCS for machine control system, approach flow system and               [***]           [***]
                  hood including operator station all fully configures
--------- ------- ------------------------------------------------------------- --------------- ---------------
F         1 lot   Fixed price for field personnel expenses including                     [***]           [***]
                  airfares, hotel accommodation, ground transportation, meals and daily pocket money
--------- ------- ------------------------------------------------------------- --------------- ---------------
G         1 lot   Integration of core extraction station into end of storage             [***]           [***]
                  rails
--------- ------- ------------------------------------------------------------- --------------- ---------------
H         1 lot   AISI 316 SS frames                                                     [***]           [***]
--------- ------- ------------------------------------------------------------- --------------- ---------------
I         1 lot   Mist exhaust system                                                    [***]           [***]
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  TOTAL                                                                                  [***]
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  BUYER'S accounting coding:
                  o        to be confirmed
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  TAG the Goods as follows:
                  o        to be confirmed
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  Goods shall conform to the following DOCUMENTS which form a part of this Requisition:
                  o        Engineer's Purchasing documents revision 2 dated
                           March 8, 2005
                  o        Seller's Proposed Documentation Submitting Schedule
                  o        Seller's Quotation
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  If there is a conflict with the Requisition, the order of
                  PRIORITY of the documents, from highest to lowest, shall be:
--------- ------- ------------------------------------------------------------- --------------- ---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portions has been omitted and filed separately with the Securities and Exchange Commission.

[DICK ENGINEERING]                  REQUISITION NO _NO                         2

--------- ------- ------------------------------------------------------------- --------------- ---------------
ITEM      QTY     DESCRIPTION                                                       UNIT PRICE      ITEM PRICE
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  o        Requisition
                  o        Engineer's Addenda in reverse chronological order
                  o        Engineer's Request for Quotation
                  o        Engineer's Drawings
                  o        Seller's Quotation
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  WARRANTY PERIOD shall commence on the date of the Purchase
                  Order and terminate on the earlier of:
                  a.       The last day of the twelfth month following that
                           month during which the Goods are checked out and
                           put into operation
                  b.       The third anniversary date of the date of the
                           Purchase Order
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  DELIVERY shall conform to the following:
                  o        drawings issued as per the attached documentation
                           submitting schedule
                  o        Sole plate ready to ship two months from down
                           payment
                  o        Wire, felt section approach flow and mist exhaust
                           system ready to ship seven months from down payment
                  o        Yankee dryer section ready to ship nine months
                           from down payment
                  o        Reel and other accessories ready to ship nine
                           months from down payment
                  o        Seller shall notify Buyer at least 48 hr in
                           advance of shipment

                  Orchids has calculated that any delay in the start-up of the paper machine will cost Orchids at least [***] in parent roll procurement, plus another [***] interest on construction, for a total of [***]. Recard agrees to pay a penalty for lateness in the delivery of the Goods.
                  a) the penalty would apply after a 2 week period of grace has expired.
                  b) the penalty would be [***]/day and capped at [***] of the total contract price
                  c) for completion of interim tasks, such as delivery of
                  submittals, or a shipment of machinery, the penalty would be
                  [***] of total payments made to date d) delivery means the goods are ready to ship to the Buyer's site.
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  PAYMENT TERMS shall conform to the following:
                  15%      execution of the purchase order
                  5%       Buyer's receipt of all preliminary foundation
                           drawings
                  5%       Buyer's receipt of all certified foundation
                           drawings
                  15%      Five months after down payment
                  50%      Ready to ship last shipment
                  10%      At test certification
                  Recard has agreed to accomplish specific tasks by certain
                  dates against which, progress payments will be made by
                  Orchids. Orchids has made hedging arrangements to have Euros available at fixed exchange rates on those dates to make these payments. If any of these dates are missed by more than 15 days within the first 90 days of the start of the Contract, or are missed by more than 30 days after the first 90 days,
                  Recard agrees to pay the difference between the prevailing exchange rate and the fixed rate at the time the task has been accomplished.
--------- ------- ------------------------------------------------------------- --------------- ---------------

SIGNATURE

--------------------------------

NAME
D. Luxmore

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portions has been omitted and filed separately with the Securities and Exchange Commission.

[DICK ENGINEERING]                                        Dick Engineering Inc.
                                                          Suite 500
                                                          One Concorde Gate
                                                          Toronto, Ontario
                                                          M3C 3N6

REQUISITION NO 1002 REV 2                                 Telephone 416.391.2322
                                                          TELEFAX 416.391.3133


TO (SELLER)                                      PROJECT
Premiair Technology Inc.                         Paper Machine No. 4
970 Montee de Liesse
Suite 201                                        OWNER
Ville St.-Laurent, Quebec                        Orchids Paper Products Company
H4T 1W7
Tel: (514) 333-3377                              ORDER DATE
                                                 Apr 18/05
Attn: Peter Walker
                                                 ORDER SENT VIA
DELIVER TO (BUYER)                               e-mail
Orchids Paper Products Company
4826 Hunt Street                                 DELIVERY REQUIRED BY
Mid-America Industrial Park                      see below
Pryor, OK 74361-9539
                                                 SHIP VIA
Telephone 918.825.0616                           truck
Telefax 918.825.6239
                                                 FOB POINT
Attn: Michael Sage                               Orchids Paper Products Company

COPIES TO (INDICATE W/ATTACH WHERE APPLICABLE)   FUNDS
File 1.04.058.3.3                                US dollars

                                                 TERMS OF PAYMENT
                                                 see below

--------- ------- ------------------------------------------------------------- --------------- ---------------
ITEM      QTY     DESCRIPTION                                                       UNIT PRICE      ITEM PRICE
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  This requisition is the current version. Changes that have been made have been indicted in the margin.
--------- ------- --------------------------------------------------------------- ------------- ---------------
A         1 lot   Ultra High Performance Hood                                          [***]          [***]
--------- ------- --------------------------------------------------------------- ------------- ---------------
B         1 lot   Process air system                                               included in     included in
                                                                                        item A          item A
--------- ------- --------------------------------------------------------------- ------------- ---------------
C         1 lot   Wet end remote manual profiling                                  included in     included in
                                                                                        item A          item A
--------- ------- --------------------------------------------------------------- ------------- ---------------
D         1 lot   Heat recovery                                                    included in     included in
                                                                                        item A          item A
--------- ------- --------------------------------------------------------------- ------------- ---------------
E         1 lot   Delivery to FOB Point                                            included in     included in
                                                                                        item A          item A
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  TOTAL PRICE                                                                         [***]
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  BUYER'S accounting coding:
                  --------------------------------------------------------------
                  o        3.3
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  TAG the Goods as follows:
                  o        to be confirmed
--------- ------- --------------------------------------------------------------- ------------- ---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portions has been omitted and filed separately with the Securities and Exchange Commission.

[DICK ENGINEERING]                  REQUISITION NO 1002 REV 2                  2


--------- ------- ------------------------------------------------------------- --------------- ---------------
ITEM      QTY     DESCRIPTION                                                       UNIT PRICE      ITEM PRICE
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  Goods shall conform to the following DOCUMENTS which form a part of this Requisition:
                  o        Engineer's Purchasing documents revision 3 dated
                           April 18, 2005
                  o        Seller's Contract and Specifications dated April 12,
                           2005
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  If there is a conflict with the Requisition, the order of
                  PRIORITY of the documents, from highest to lowest, shall be:
                  o        Requisition
                  o        Engineer's Addenda in reverse chronological order
                  o        Engineer's Request for Quotation
                  o        Engineer's Drawings
                  o        Seller's Quotation
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  WARRANTY PERIOD shall commence on the date of the Purchase
                  Order and terminate on the earlier of:
                  a.       The last day of the twelfth month following that
                           month during which the Goods are checked out and put
                           into operation
                  b.       The third anniversary date of the date of the
                           Purchase Order
--------- ------- --------------------------------------------------------------- ------------- ---------------
                  DELIVERY shall conform to the following:
                  o        Supply fans at FOB Point by August 31, 2005
                  o        Ductwork at FOB Point by October 30, 2005
                  o        Hood at FOB Point by November 15, 2005
                  o        Seller shall notify Buyer at least 48 hr in advance
                           of shipment

                  Buyer has calculated that any delay in the start-up of the paper machine will cost Buyer at least [***] in parent roll procurement, plus another [***] interest on construction, for a total of [***]. Seller agrees to pay a penalty for lateness in the delivery of the Goods.
                  a) the penalty would apply after a 2 week period of grace has expired
                  b) the penalty would be [***] and capped at [***] of the total contract price
                  c) deleted item c
                  d) delivery means the goods are ready to ship to the Buyer's site.
--------- ------- --------------------------------------------------------------- ------------- ---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portions has been omitted and filed separately with the Securities and Exchange Commission.

[DICK ENGINEERING]                  REQUISITION NO 1002 REV 2                  3


--------- ------- ------------------------------------------------------------- --------------- ---------------
ITEM      QTY     DESCRIPTION                                                       UNIT PRICE      ITEM PRICE
--------- ------- ------------------------------------------------------------- --------------- ---------------
                  PAYMENT TERMS shall conform to the following:
                  15%      execution of the purchase order
                  15%      with issuance of drawings for approval
                  20%      with issuance of certified drawings
                  40%      pro-rata with delivery or offer to ship
                  10%      against drying rate acceptance test not later than
                           180 days after delivery
                  Seller has agreed to accomplish specific tasks by certain
                  dates against which progress payments will be made by Buyer.
--------- ------- --------------------------------------------------------------- ------------- ---------------


SIGNATURE

/s/ B. MCNEELY
--------------------------------

NAME
B. McNeely